11.09.2016 SANTANDER CONSUMER USA HOLDINGS INC. Third Quarter 2016

2IMPORTANT INFORMATION Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as anticipates, believes, can, could, may, predicts, potential, should, will, estimates, plans, projects, continuing, ongoing, expects, intends, and similar words or phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties that are subject to change based on various important factors, some of which are beyond our control. For additional discussion of these risks, refer to the section entitled Risk Factors and elsewhere in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed by us with the U.S. Securities and Exchange Commission (SEC). Among the factors that could cause the forward-looking statements in this press release and/or our financial performance to differ materially from that suggested by the forward-looking statements are (a) the inherent limitations in internal controls over financial reporting; (b) our ability to remediate any material weaknesses in internal controls over financial reporting completely and in a timely manner; (c) continually changing federal, state, and local laws and regulations could materially adversely affect our business; (d) adverse economic conditions in the United States and worldwide may negatively impact our results; (e) our business could suffer if our access to funding is reduced; (f) significant risks we face implementing our growth strategy, some of which are outside our control; (g) unexpected costs and delays in connection with exiting our personal lending business; (h) our agreement with Fiat Chrysler Automobiles US LLC may not result in currently anticipated levels of growth and is subject to certain performance conditions that could result in termination of the agreement; (i) our business could suffer if we are unsuccessful in developing and maintaining relationships with automobile dealerships; (j) our financial condition, liquidity, and results of operations depend on the credit performance of our loans; (k) loss of our key management or other personnel, or an inability to attract such management and personnel; (l) certain regulations, including but not limited to oversight by the Office of the Comptroller of the Currency, the Consumer Financial Protection Bureau, the European Central Bank, and the Federal Reserve, whose oversight and regulation may limit certain of our activities, including the timing and amount of dividends and other limitations on our business; and (m) future changes in our relationship with Banco Santander that could adversely affect our operations. If one or more of the factors affecting our forward-looking information and statements proves incorrect, our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements. Therefore, we caution not to place undue reliance on any forward-looking information or statements. The effect of these factors is difficult to predict. Factors other than these also could adversely affect our results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties. New factors emerge from time to time, and management cannot assess the impact of any such factor on our business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements only speak as of the date of this document, and we undertake no obligation to update any forward-looking information or statements, whether written or oral, to reflect any change, except as required by law. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

33Q16 HIGHLIGHTS » Net income of $214 million, or $0.59 per diluted common share » One-time tax benefit of $0.03 per diluted common share » Net interest income of $1.2 billion » ROA of 2.2% and ROE of 17.1% » Total auto originations of $5.2 billion, down 31% vs. prior year third quarter » Underwriting standards remain disciplined in a competitive environment impacting short term market share » Lease originations of $1.3 billion, down 17% vs. prior year third quarter » QoQ nonprime originations up 13% » Expense ratio of 2.2%, as SC continues to leverage scale to manage expenses » Continued strength of ABS platforms evidenced by the upgrade of 90 ABS tranches by Moody’s, S&P and Fitch across multiple platforms during the quarter, positively impacting more than $7 billion in securities » Retail installment contract (RIC) net charge-off ratio of 8.7%; up 50 bps year-over-year driven by slower portfolio growth, fewer bankruptcy sales and lower recovery rates » CET1 ratio of 13.1%, demonstrating SC’s ability to generate earnings and capital » During 2Q16 SC executed a subservicing agreement with its Puerto Rico entity, Santander Consumer International (“SCI”), to service the performing portion of SC’s loan and lease portfolio » Call center operations to begin by the end of 2016, adding geographic and time-zone diversification as well as proximity to existing SC servicing vendors facilitating improved oversight SC continues to be a leader in the auto finance industry, and consistently demonstrates strength in its operational capabilities.

4ECONOMIC INDICATORS U.S. Auto Sales1 Units in Millions 1 St. Louis Fed Research 2 University of Michigan 3 Bloomberg 4 Bureau of Labor Statistics Consumer Confidence2 Index Q1 1966=100 U.S. GDP3 YOY% U.S. Unemployment Rate4 % OR IGIN A TI O N S CRE D IT 16.5 Max 18.1 Min 9.0 Sep-06 Sep-07 Sep-08 Sep-09 Sep-10 Sep-11 Sep-12 Sep-13 Sep-14 Sep-15 Sep-16 93.5 Max 98.1 Min 55.3 Sep-06 Sep-07 Sep-08 Sep-09 Sep-10 Sep-1 Sep-12 S - 3 Sep-14 Sep-15 Sep-16 2.9% Max 3.2% Min -4.1% Sep-06 Sep-07 Sep-08 Sep-09 Sep-10 Sep-11 Sep-12 Sep-13 Sep-14 Sep-15 Sep-16 4.9% Max 10.0% Min 4.4% Sep-06 Sep-07 Sep-08 Sep-09 Sep-10 Sep-11 Sep-12 Sep-13 Sep-14 Sep-15 Sep-16

5 4.9% Max 5.4% Min 1.6% Aug-06 Aug-08 Aug-10 Aug-12 Aug-14 Aug-16 AUTO INDUSTRY ANALYSIS Used Vehicle Indices1 Manheim: Seasonally Adjusted NADA: Not Seasonally Adjusted 1 Manheim, Inc.; Indexed to a basis of 100 at 1995 levels; National Automotive Dealers Association 2 Auction Only - includes all auto-related recoveries including inorganic/purchased receivables from auction lanes only 2 Auction Plus - GAAP Recoveries which also includes insurance proceeds, bankruptcy/deficiency sales, and timing impacts 3 Standard & Poor’s Rating Services (ABS Auto Trust Data – two-month lag on data, as of August 31, 2016) SC Recovery Rates2 Industry Net Loss Rates3 Nonprime Industry 60+ Day Delinquency Rates3 Nonprime SE V ER IT Y CRE D IT 8.4% Max 13.3% Min 2.8% Aug-06 Aug-08 Aug-10 Aug-12 Aug-14 Aug-16 90 95 100 105 110 110 115 120 125 130 Sep-12 Mar-13 Sep-13 Mar-14 Sep-14 Mar-15 Sep-15 Mar-16 Sep-16 Manheim (Left Axis) NADA (Right Axis)

6 VEHICLE FINANCE LEVERAGING TECHNOLOGY IS INTEGRAL TO THE FOUR PILLARS OF OUR FOCUSED BUSINESS MODEL FOCUSED BUSINESS MODEL DISCIPLINED APPROACH TO MARKET SIMPLE, PERSONAL, FAIR APPROACH WITH CUSTOMERS, EMPLOYEES AND ALL CONSTITUENCIES SERVICED FOR OTHERS FUNDING AND LIQUIDITY CULTURE OF COMPLIANCE

7DISCIPLINED LOAN UNDERWRITING CONTINUES IN 3Q16 1 Approximate FICO score 2 Includes some capital lease originations. Average managed assets remain stable. Total auto origination decrease was driven by disciplined underwriting in a competitive market. Q3 2016 Q2 2016 Q3 2015 QoQ YoY Total Core Retail Auto 1,972 1,654 2,788 19% (29%) Chrysler Capital Loans (<640)1 855 857 1,374 0% (38%) Chrysler Capital Loans (≥640)1 1,034 1,212 1,732 (15%) (40%) Total Chrysler Capital Retail 1,889 2,069 3,106 (9%) (39%) Total Leases2 1,303 1,697 1,569 (23%) (17%) Total Auto Originations 5,164 5,420 7,463 (5%) (31%) Total Personal Lending - 9 158 N/A N/A Total Originations 5,164 5,429 7,621 (5%) (32%) Asset Sales 794 659 3,058 20% (74%) Serviced for Others Portfolio 12,157 13,034 14,788 (7%) (18%) Average Managed Assets 52,675 53,237 50,961 (1%) 3% Three Months Ended Originations % Variance

8 3% 4% 4% 3% 2% 15% 12% 14% 13% 12% 14% 12% 15% 12% 13% 22% 20% 22% 20% 23% 12% 12% 13% 13% 14% 33% 39% 32% 40% 35% 3Q15 4Q15 1Q16 2Q16 3Q16 Originations by Credit (RIC only) ($ in millions) >640 600-639 540-599 <540 No FICO Commercial $4,929 $5,162$5,894 $3,723 $3,861 RECENT ORIGINATIONS EXHIBIT HIGHER CREDIT QUALITY 1 Loans to commercial borrowers; no FICO score obtained 1  % of RIC originations <600 FICO have declined YoY  Consistent with disciplined pricing strategy and track record of leveraging performance and data into new originations  YoY increase in loans >600 FICO driven by Fiat Chrysler (“FCA”) relationship  Stable mix of new and used vehicle originations YoY  Average loan balances for new/used originations down YoY Average loan balance in dollars $22,165 $23,721 $21,745 $21,929 $21,482 55% 61% 51% 57% 56% 45% 39% 49% 43% 44% 3Q15 4Q15 1Q16 2Q16 3Q16 New/Used Originations ($ in millions) Used New $5,894 $3,861$5,162$4,929 $3,723 49%45%

9

CHRYSLER CAPITAL

SC continues to work strategically and collaboratively with FCA to continue to strengthen the relationship and create value within the Chrysler Capital program.

- Significant opportunity in prime originations
- Finalizing a strategic agreement with Banco Santander
  - Beneficial to FCA relationship and Chrysler Capital volume

- FCA had prior year sales of more than 2 million units
  - YTD 2016 sales of more than 1.7 million units
  - Consistent annual sales growth since 2011
  - September 2016 penetration rate of 19%



FCA Sales[1]
(units in millions)
1.6
1.7
1.8
2.1
2.3
1.7
2011
2012
2013
2014
2015
YTD 2016

Accomplishments and Improvements

- SC remained the largest provider for FCA
  - FCA and SC's relationship provides a unique offering for nonprime consumers in comparison to other original equipment manufacturers ("OEMs")
- Continued to refine dealer VIP program; increasing participating dealerships since Q1 2016
  - The VIP program is leading to an increase in application views without impacting underwriting standards
- Continued to refine off-lease processes as SC anticipates incremental off-lease volume in upcoming quarters
- Through Santander Bank N.A. ("SBNA"), SC has increased dealer receivable originations ("floorplan") 50% compared to 2015 YTD

[1] FCA filings; sales as reported on 10/03/2016

Santander CONSUMER USA

10 $14,788 $15,047 $14,235 $13,034 $12,157 3Q15 4Q15 1Q16 2Q16 3Q16 $ in Millions Flow Programs 1,348 1,081 860 659 794 CCART 788 Residual Sales 1,710  Recent decrease in total balance related to lower prime originations  Growth in SFO remains dependent upon Chrysler Capital Penetration  Finalizing a strategic agreement with Banco Santander  Beneficial to SFO platform SERVICED FOR OTHERS PLATFORM Composition at 9/30/2016 RIC 75% Leases 19% RV/Marine 7% Total 100% Serviced for Others Balances  Flow programs continue to drive asset sales *Sales with retained servicing during period

11Q3 2016 FINANCIAL RESULTS September 30, 2016 June 30, 2016 September 30, 2015 QoQ YoY Interest on finance receivables and loans 1,246,386$ 1,271,741$ 1,285,085$ (2%) (3%) Net leased vehicle income 135,771 125,218 92,666 8% 47% Other finance and interest income 3,638 3,890 9,334 (6%) (61%) Interest expense 207,175 198,594 171,420 4% 21% Net finance and other interest income 1,178,620 1,202,255 1,215,665 (2%) (3%) Provision for credit losses 610,398 511,921 723,922 19% (16%) Profit sharing 6,400 17,846 11,818 (64%) (46%) Total other income 26,682 37,302 154,336 (28%) (83%) Total operating expenses 284,484 272,227 261,287 5% 9% Income before tax 304,020 437,563 372,974 (31%) (18%) Income tax expense 90,473 154,218 136,539 (41%) (34%) Net income 213,547 283,345 236,435 (25%) (10%) Diluted EPS ($) 0.59$ 0.79$ 0.66$ (25%) (11%) Total assets 38,771,636 38,490,611 36,035,625 1% 8% Average managed assets 52,675,379 53,237,279 50,961,182 (1%) 3% Three Months Ended (Unaudited, Dollars in Thousands, except per share) % Variance

12 September 30, 2016 June 30, 2016 September 30, 2015 QoQ YoY Interest on finance receivables and loans 1,167,675$ 1,190,500$ 1,170,824$ (2%) 0% Net leased vehicle income 135,771 125,218 92,666 8% 47% Other finance and interest income 3,638 3,890 9,334 (6%) (61%) Interest expense 196,984 188,546 156,062 4% 26% Net finance and other interest income 1,110,100 1,131,062 1,116,762 (2%) (1%) Provision for credit losses 610,398 511,921 618,109 19% (1%) Profit sharing 10,957 13,944 10,594 (21%) 3% Investment gains (losses), net (10,404) (6,543) 28,684 59% (136%) Servicing fee income 36,447 42,988 35,910 (15%) 1% Fees, commissions and other 46,426 45,347 48,975 2% (5%) Total other income 72,469$ 81,792$ 113,569$ (11%) (36%) Assets 37,839,733$ 37,518,961$ 34,140,016$ 1% 11% Retail installment contracts held for investment, net 23,578,757$ 23,377,022$ 23,303,693$ 1% 1% Leased vehicles 8,467,129$ 8,065,227$ 6,062,106$ 5% 40% Three Months Ended (Unaudited, Dollars in Thousands, except per share) % Variance Q3 2016 EXCLUDING PERSONAL LENDING 1 Additional details can be found in Appendix

TOTAL OTHER INCOME

13

- SC's strategy is to price loans sold under flow agreements close to par, with minimal investment gains (losses), to generate further growth in the serviced for others platform and drive increased fee income
- In Q3 2015, SC designated the personal lending portfolio as held for sale and released any allowance associated with the portfolio; any lower of cost or market ("LOCM") impact related to personal lending in Q3 2015 was recognized through provision for credit losses
- Beginning in Q4 2015, net investment gains (losses) include the impact of personal lending assets
  - Customer defaults, as part of LOCM adjustments on the personal lending portfolio designated as held for sale, are recognized through net investment gains (losses)
  - Seasonal balances will impact magnitude of LOCM adjustments; this quarter included lower LOCM adjustments driven by seasonal declines in the personal lending portfolio

	Three Months Ended (Unaudited, Dollars in Thousands)				
	30-Sep-15	31-Dec-15	31-Mar-16	30-Jun-16	30-Sep-16
Reported Total Other Income (Loss)	154,336	(97,587)	77,558	37,302	26,682
Reported Investment Gains (Losses), Net	22,684	(229,212)	(69,056)	(101,309)	(106,050)
Add back:					
Personal Lending LOCM Adjustments	-	236,396	64,213	94,767	95,646
Other	6,000	14,226	6,451	7,330	6,639
Normalized Investment Gains (Losses), Net	28,684	21,410	1,608	788	(3,765)
Servicing Fee Income	**35,910**	**42,357**	**44,494**	**42,988**	**36,447**
Fees, Commissions, and Other[1]	95,742	89,268	102,120	95,623	96,285
Normalized Total Other Income	160,336	153,035	148,222	139,399	128,967
Customer Default Activity		**123,254**	**101,347**	**97,169**	**114,477**
Fair Value Discount		**113,142**	**(37,134)**	**(2,402)**	**(18,831)**

Denotes quarters with CCART sales

[1] Fees, commissions and other includes fee income from the personal lending and auto portfolios

Santander CONSUMER USA

14 3,436 177 144 34 (125) (253) 3,413 3000 3100 3200 3300 3400 3500 3600 3700 3800 3900 Q2 2016 New Volume TDR Migration Performance Adjustment Qualitative Reserve Liquidations & Other Q3 2016 Q2 2016 to Q3 2016 ALLL Reserve Walk ($ in millions) 724 851 660 512 610 11.1% 11.9% 12.0% 12.6% 12.4% 10.0% 10.5% 11.0% 11.5% 12.0% 12.5% 13.0% 0 100 200 300 400 500 600 700 800 900 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Provision Expense and Allowance Ratio ($ in mill ions) Provision for credit losses Allowance Ratio PROVISION AND RESERVES  Allowance to loans ratio decreased to 12.4% QoQ  Provision for credit losses decreased YoY primarily driven by the recording of provision for credit losses on the personal loan portfolio in prior year  Excluding the impact of personal loans, provision for credit losses decreased $8 million YoY  QoQ allowance decreased $23 million  Liquidations and removal of qualitative adjustment partly offset by new volume and TDR migration 1 TDR Migration – additional allowance coverage required for loans now classified as a TDR or “troubled debt restructuring”

15 15.4% 16.6% 16.3% 14.2% 17.2% 8.2% 8.9% 7.6% 5.7% 8.7% 47% 47% 53% 60% 49% 0% 10% 20% 30% 40% 50% 60% 70% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Credit: Individually Acquired Retail Installment Contracts, Held for Investment Gross Charge- off Ratio Net Charge-off Ratio Recovery Rate (as % of recorded investment) LOSS AND DELINQUENCY  YoY delinquency increased for each delinquency bucket  Primary drivers:  2015 originations more nonprime in nature  Slower portfolio growth  YoY gross loss increased 180 basis points  Primary drivers:  2015 originations more nonprime in nature  Slower portfolio growth  Recovery rates and net losses in Q2 2016 benefited by proceeds from bankruptcy sales1 1 Excluding bankruptcy sales, recovery rates would have been 59% 8.1% 9.1% 6.9% 9.0% 9.2% 3.8% 4.4% 3.1% 4.2% 4.6% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Delinquency: Individually Acquired Retail Installment Contracts, Held for Investment 31-60 61+

16CREDIT QUALITY: LOSS DETAIL  Overall increase is primarily due to a combination of portfolio growth, portfolio aging and mix shift  2015 vintage represents largest portion of losses * Individually acquired retail installment contracts 565 631 99 2 (34) Q3 2015 Portfolio Growth, Aging and Mix Shift Bankruptcy Sales Recoveries Q3 2016 Q3 2015 to Q3 2016 Net Charge-Off Walk ($ in millions)

17 $50,961 $52,239 $52,962 $53,237 $52,675 $261 $257 $291 $272 $284 2.1% 2.0% 2.2% 2.0% 2.2% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% $2 $10,002 $20,002 $30,002 $40,002 $50,002 $60,002 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Average Managed Assets ($ millions) Total Expenses ($ millions) Expense Ratio EXPENSE MANAGEMENT  Operating expenses totaled $284 million, an increase of 9% versus the same quarter last year, driven by higher repossession and compensation expenses

18 7.0 8.3 3.8 2.5 Q2 2016 Q3 2016 Unused Used FUNDING AND LIQUIDITY Total committed liquidity of $36.8 billion at end of Q3 2016, down 4% from $38.1 billion at the end of Q2 2016 Asset-Backed Securities ($ Billions) Private Financings ($ Billions) Banco Santander & Subsidiaries ($ Billions) Asset Sales ($ Billions)  Leveraged alternative liquidity sources during Q3  $4.8 billion in total commitment  51% unused capacity at Q3 2016  Flow program sales continued to drive total asset sales Amortizing Revolving 10.8  $19.6 billion in commitments from 13 lenders  23% unused capacity on revolving lines at Q3 2016 10.8 14.2 12.4 Q2 2016 Q3 2016 8.3 8.8 Q2 2016 Q3 2016 0.7 0.8 Q2 2016 Q3 2016 2.35 2.35 2.45 2.45 Q2 2016 Q3 2016 Unused Used 4.8 4.8

19CONSISTENT CAPITAL GENERATION 1 Common Equity Tier 1 (CET1) Capital Ratio begins with stockholders’ equity and then adjusts for AOCI, goodwill/intangibles, DTAs, cash flow hedges and other regulatory exclusions over risk- weighted assets; Non-GAAP measure 2Tangible common equity to tangible assets is defined “as the ratio of Total equity, excluding Goodwill and intangible assets, to Total assets, excluding Goodwill and intangible assets; Non-GAAP measure, reconciliation in Appendix 1 2 SC has exhibited a strong ability to generate earnings and capital, while growing assets. Tangible Assets ($ millions) 35,925 36,342 37,661 38,383 38,665 11.5% 11.2% 12.1% 12.6% 13.1% 12.1% 11.9% 11.9% 12.4% 13.0% Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 CET1 TCE/TA

APPENDIX

21SANTANDER CONSUMER USA HOLDINGS INC. 1 As of September 30, 2016 2 DDFS LLC is an entity owned by former Chairman and Chief Executive Officer, Tom Dundon. This purchase would result in SHUSA owning approximately 68.8% of SC. 3 Chrysler Capital is a dba of Santander Consumer USA • Santander Consumer USA Holdings Inc. (NYSE:SC) (“SC”) is approximately 58.9%1 owned by Santander Holdings USA, Inc. (“SHUSA”), a wholly-owned subsidiary of Banco Santander, S.A. (NYSE:SAN) • On July 3, 2015, SHUSA elected to exercise its right to purchase all of the shares of SC common stock owned by DDFS LLC, subject to regulatory approval and applicable law2 ▪ SC is a full-service, technology-driven consumer finance company focused on vehicle finance, third-party servicing and providing superior customer service • Historically focused on nonprime markets; established presence in prime and lease ▪ Approximately 5,100 full-time, 90 part-time and 1,500 vendor-based employees across multiple locations in the U.S. and the Caribbean ▪ Our strategy is to leverage our efficient, scalable technology and risk infrastructure and data to underwrite, originate and service profitable assets while treating employees, customers and all stakeholders in a simple, personal and fair manner ▪ Unparalleled compliance and responsible practices focus ▪ Continuously optimizing the mix of assets retained vs. assets sold and serviced for others ▪ Presence in prime markets through Chrysler Capital3 ▪ Efficient funding through key third-party relationships, secondary markets and Santander Overview Strategy

22COMPANY ORGANIZATION Other Subsidiaries 100% Ownership Santander Holdings USA, Inc. (“SHUSA’) 58.9% Ownership Santander Consumer USA Holdings Inc. (“SC”) Santander Bank, N.A. Other Subsidiaries 9.8% Ownership (11.5% Beneficial Ownership)1 DDFS LLC2 and Tom Dundon 0.1% Ownership (0.4% Beneficial Ownership)1 31.3% Ownership Other Management Public Shareholders Banco Santander, S.A. Spain **Ownership percentages are approximates as of September 30, 2016 1 Beneficial ownership includes options currently exercisable or exercisable within 60 days of September 30, 2016 2 On July 3, 2015, SHUSA elected to exercise the right to purchase shares of SC common stock owned by DDFS LLC, an entity owned by former Chairman and Chief Executive Officer, Thomas Dundon, subject to regulatory approval and applicable law. This purchase would result in SHUSA owning approximately 68.8% of SC.

23HELD FOR INVESTMENT CREDIT TRENDS Retail Installment Contracts1 1Held for investment; excludes assets held for sale 3.9% 12. 2% 23. 8% 30. 4% 17. 1% 12. 6% 4.0% 12. 2% 23. 4% 30. 9% 17. 3% 12. 2% 4.2% 12 .6% 23. 2% 31. 0% 17. 1% 11. 9% 2.6% 1 2.6% 22. 9% 31. 2% 17. 4% 13. 3% 3.3% 12 .4% 22. 2% 31. 1% 17. 2% 13. 8% Commercial Unknown <540 540-599 600-639 >=640 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016

24

Q3 2016 EXCLUDING PERSONAL LENDING DETAIL

As of and for the Three Months Ended
($ in Thousands)

	September 30, 2016			June 30, 2016			September 30, 2015		
	As Reported	Personal Lending	Excluding Personal Lending	As Reported	Personal Lending	Excluding Personal Lending	As Reported	Personal Lending	Excluding Personal Lending
Interest on finance receivables and loans	$ 1,246,386	$ 78,711	$ 1,167,675	$ 1,271,741	$ 81,241	$ 1,190,500	$ 1,285,085	$ 114,261	$ 1,170,824
Net leased vehicle income	135,771		135,771	125,218		125,218	92,666		92,666
Other finance and interest income	3,638		3,638	3,890		3,890	9,334		9,334
Interest expense	207,175	10,191	196,984	198,594	10,048	188,546	171,420	15,358	156,062
Net finance and other interest income	1,178,620	68,520	1,110,100	1,202,255	71,193	1,131,062	1,215,665	98,903	1,116,762
Provision for credit losses	610,398		610,398	511,921		511,921	723,922	105,813	618,109
Profit sharing	6,400	(4,557)	10,957	17,846	3,902	13,944	11,818	1,224	10,594
Investment gains (losses), net	(106,050)	(95,646)	(10,404)	(101,309)	(94,766)	(6,543)	22,684	(6,000)	28,684
Servicing fee income	36,447		36,447	42,988		42,988	35,910		35,910
Fees, commissions and other	96,285	49,859	46,426	95,623	50,276	45,347	95,742	46,767	48,975
Total other income	$ 26,682	$ (45,787)	$ 72,469	$ 37,302	$ (44,490)	$ 81,792	$ 154,336	$ 40,767	$ 113,569
Assets	$ 38,771,636	$ 931,903	$ 37,839,733	$ 38,490,611	$ 971,650	$ 37,518,961	$ 36,035,625	$ 1,895,609	$ 34,140,016
Retail installment contracts held for investment, net	$ 23,578,757		$ 23,578,757	$ 23,377,022		$ 23,377,022	$ 23,303,693		$ 23,303,693
Leased vehicles	$ 8,467,129		$ 8,467,129	$ 8,065,227		$ 8,065,227	$ 6,062,106		$ 6,062,106

Santander
CONSUMER USA

25CONSOLIDATED BALANCE SHEETS (Dollars in thousands, except per share amounts) September 30, 2016 December 31, 2015 (Unaudited) Assets Cash and cash equivalents $ 75,873 $ 18,893 Finance receivables held for sale, net 2,572,429 2,859,575 Finance receivables held for investment, net 23,686,391 23,367,788 Restricted cash 2,696,500 2,236,329 Accrued interest receivable 369,543 395,387 Leased vehicles, net 8,467,129 6,497,310 Furniture and equipment, net 62,378 58,007 Federal, state and other income taxes receivable 101,284 267,636 Related party taxes receivable 85 71 Goodwill 74,056 74,056 Intangible assets, net 33,028 33,016 Due from affil iates 46,333 58,599 Other assets 586,607 582,291 Total assets $ 38,771,636 $ 36,448,958 Liabilities and Equity Liabilities: Notes payable — credit facil ities $ 8,299,229 $ 6,902,779 Notes payable — secured structured financings 21,150,666 20,872,900 Notes payable — related party 2,350,000 2,600,000 Accrued interest payable 28,796 22,544 Accounts payable and accrued expenses 354,864 413,269 Federal, state and other income taxes payable 14,038 2,462 Deferred tax liabilities, net 1,227,179 881,225 Due to affil iates 54,848 58,148 Other l iabilities 174,359 263,082 Total l iabilities $ 33,653,979 $ 32,016,409 Equity: Common stock, $0.01 par value 3,584 3,579 Additional paid-in capital 1,652,786 1,644,151 Accumulated other comprehensive income (loss), net (26,598) 2,125 Retained earnings 3,487,885 2,782,694 Total stockholders’ equity 5,117,657 4,432,549 Total l iabilities and equity $ 38,771,636 $ 36,448,958

26CONSOLIDATED INCOME STATEMENTS September 30, September 30, 2016 2015 Interest on finance receivables and loans $ 1,246,386 $ 1,285,085 Leased vehicle income 388,501 267,211 Other finance and interest income 3,638 9,334 Total finance and other interest income 1,638,525 1,561,630 Interest expense 207,175 171,420 Leased vehicle expense 252,730 174,545 Net finance and other interest income 1,178,620 1,215,665 Provision for credit losses 610,398 723,922 Net finance and other interest income after provision for credit losses 568,222 491,743 Profit sharing 6,400 11,818 Net finance and other interest income after provision for credit losses and profit sharing 561,822 479,925 Investment gains (losses), net (106,050) 22,684 Servicing fee income 36,447 35,910 Fees, commissions, and other 96,285 95,742 Total other income 26,682 154,336 Compensation expense 128,056 114,070 Repossession expense 75,920 60,770 Other operating costs 80,508 86,447 Total operating expenses 284,484 261,287 Income before income taxes 304,020 372,974 Income tax expense 90,473 136,539 Net income $ 213,547 $ 236,435 Net income per common share (basic) $ 0.60 $0.66 Net income per common share (diluted) $ 0.59 $0.66 Weighted average common shares (basic) 358,343,781 357,846,564 Weighted average common shares (diluted) 360,087,749 359,108,197 For the Three Months Ended (Unaudited, dollars in thousands, except per share amounts)

27RECONCILIATION OF NON-GAAP MEASURES September 30, June 30, March 31, December 31, September 30, 2016 2016 2016 2015 2015 Total equity $ 5,117,657 $ 4,876,712 $ 4,604,739 $ 4,432,549 $ 4,451,984 Deduct: Goodwill and intangibles 107,084 107,737 107,971 107,072 110,966 Tangible common equity $ 5,010,573 $ 4,768,975 $ 4,496,768 $ 4,325,477 $ 4,341,018 Total assets $ 38,771,636 $ 38,490,611 $ 37,768,959 $ 36,448,958 $ 36,035,625 Deduct: Goodwill and intangibles 107,084 107,737 107,971 107,072 110,966 Tangible assets $ 38,664,552 $ 38,382,874 $ 37,660,988 $ 36,341,886 $ 35,924,659 Equity to assets ratio 13.2% 12.7% 12.2% 12.2% 12.4% Tangible common equity to tangible assets 13.0% 12.4% 11.9% 11.9% 12.1% (Unaudited, dollars in thousands)